                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-02281

                      THE HARTFORD INCOME SHARES FUND, INC.
               (Exact name of registrant as specified in charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                          Edward P. Macdonald, Esquire
                                  Life Law Unit
                   The Hartford Financial Services Group, Inc.
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (860) 843-9934

Date of fiscal year end: July 31st

Date of reporting period: August 1, 2006 - January 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

THE HARTFORD INCOME SHARES FUND, INC. SEMIANNUAL REPORT
 CONTENTS
 MANAGER DISCUSSION                                                           1
 SCHEDULE OF INVESTMENTS                                                      2
 STATEMENT OF ASSETS AND
  LIABILITIES                                                                 6
 STATEMENT OF OPERATIONS                                                      6
 STATEMENTS OF CHANGES IN NET
  ASSETS                                                                      7
 NOTES TO FINANCIAL STATEMENTS                                                8
 FINANCIAL HIGHLIGHTS                                                        12
 DIRECTORS AND OFFICERS                                                      13
 SHAREHOLDER MEETING RESULTS                                                 15
 IMPORTANT TAX INFORMATION                                                   15
 APPROVAL OF INVESTMENT
  MANAGEMENT AND INVESTMENT
  SUB-ADVISORY AGREEMENTS                                                    16

- TOLL-FREE PERSONAL ASSISTANCE



  -Customer Service



  -(888) 843-7824




  - 7:00 a.m. to 6:00 p.m. CT,
   Monday through Thursday
   8:15 a.m. to 5:00 p.m. CT, Friday

- TOLL-FREE INFORMATION LINE



  - For daily account balances, transaction activity or net asset value information

  -(888) 843-7824

  -24 hours a day

HOW TO USE THIS REPORT
For a quick overview of the Fund's performance during the past twelve months, refer to the Highlights box below. The letter from the portfolio manager provides a more detailed analysis of the Fund and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the Fund's assets by sector. Additional information concerning Fund performance and policies can be found in the Notes to Financial Statements.

This report is just one of several tools you can use to learn more about your investment in The Hartford Income Shares Fund, Inc. (the "Fund"). Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.
 HIGHLIGHTS

                                                           THE HARTFORD
                                                        INCOME SHARES FUND,
                                                               INC.
                                                        -------------------
  JANUARY 31, 2007
  TOTAL NET ASSETS (000'S OMITTED)...................        $105,518
  MARKET PRICE PER SHARE.............................        $   8.12
  SHARES OUTSTANDING (000'S OMITTED).................          13,021
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 2007:
  NET ASSET VALUE PER SHARE:
    Beginning of period..............................        $   7.70
    End of period....................................        $   8.10
  DISTRIBUTIONS FROM NET INVESTMENT INCOME:
    Total dividends paid (000's Omitted).............        $  3,592
    Dividends per share..............................        $   0.28

CERTIFICATIONS
In December 2006, the Fund's principal executive officer submitted his annual certification as to compliance with the New York Stock Exchange (NYSE) Corporate Governance Listing Standards pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. The Fund's principal executive and principal financial officer certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 are filed with the Fund's Form N-CSR filings and are available on the SEC's website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a record of how the Fund voted any proxies for the twelve month period ended June 30, 2006, is available
(1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HARTFORD INCOME SHARES FUND, INC.

PORTFOLIO COMPOSITION BY SECTOR AS
OF 1/31/2007

(PORTFOLIO COMPOSITION PIE CHART)

                                                             ASSET AND COMMERCIAL
                                    CORPORATE BONDS - NON-     MORTGAGE BACKED      CASH AND OTHER ASSETS,     U.S. GOVERNMENT
CORPORATE BONDS - INVESTMENT GRADE     INVESTMENT GRADE           SECURITIES          NET OF LIABILITIES           AGENCIES
----------------------------------  ----------------------   --------------------   ----------------------     ---------------
64.5                                         24.3                    6.3                      4.3                    0.6


TOP 10 HOLDINGS AS OF 1/31/2007

                                                                      Percent of
Bonds                                                                 Net Assets
--------------------------------------------------------------------------------
 1. General Motors Acceptance Corp.
    (8.00%) 11-1-2031                                                       3.9%
 2. Time Warner Entertainment Co. L.P.
    (8.38%) 7-15-2033                                                       2.9%
 3. Farmers Exchange Capital
    (7.20%) 7-15-2048                                                       2.9%
 4. American Airlines, Inc.
    (7.86%) 10-1-2011                                                       2.6%
 5. Continental Airlines, Inc.
    (8.05%) 11-1-2020                                                       2.3%
 6. Charter Communications Holdings LLC
    (9.92%) 4-1-2011                                                        2.3%
 7. AT&T Corp.
    (8.00%) 11-15-2031                                                      2.1%
 8. Embarq Corp.
    (8.00%) 6-1-2036                                                        2.0%
 9. Union Carbide Corp.
    (7.75%) 10-1-2096                                                       1.9%
10. Ford Capital B.V.
    (9.50)% 6-1-2010                                                        1.9%


HOW DID THE FUND PERFORM?
The Fund gained 8.87% at NAV and 16.44% at market price for the six-month period ended January 31, 2007, outperforming the Lehman Brothers Aggregate Bond Index, a benchmark for domestic investment grade bonds, which returned 3.66% over the same period. Adjusted for fees, the Fund placed at the sixth percentile within the Lipper Closed End Corporate BBB Rated Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?
The Fund's outperformance versus the benchmark was driven by both sector allocation and security selection. Overweights to investment grade corporate and high yield securities drove the bulk of the sector allocation return. Both sectors benefited from continued double-digit quarterly earnings increases which have helped ensure that credit metrics remain strong, as evidenced by persistently low default rates and a steady rise in the asset values supporting our securities. Security selection within these two sectors further enhanced returns. In the high yield sector, the acquisition of a controlling interest in General Motors Acceptance Corp's (GMAC) by Cerberus was completed before year-end, instilling confidence that it would be substantially insulated from any potentially deeper problems at General Motors. Charter Communications' ongoing efforts to strengthen its balance sheet and its improved operating performance led to a sharp appreciation in its debt securities. Within the Fund's asset-backed securities holdings, strengthening fundamentals for the airline industry led to a sharp rebound in the prices of our two holdings in deeply subordinated tranches of equipment trust certificates.

Avoidance of problems has been the main theme in our investment grade holdings. We have proactively ensured that our exposure to issuers vulnerable to leveraged buy-outs is minimized through a proprietary screening process that highlights the specific issuers that are at risk. This process proved fruitful during the last six months as we were able to avoid a number of credits that fell significantly in value due to a leveraged buy-out or re-capitalization. In addition, our holdings in "hybrid" securities (which are deeply subordinated debt instruments) issued by banks, brokers and insurance companies benefited from the fact that these sectors have proven resilient to the wave of event risk that has gripped segments of the industrial universe. Also boosting performance during the course of the last six months was the relative out-performance of the REIT (Real Estate Investment Trust) sector. The Fund's duration positioning also contributed modestly to the Fund's outperformance versus the benchmark.

WHAT IS YOUR OUTLOOK?

Economic leading indicators suggest that we are entering an environment of sub-par, though non-recessionary, growth. Employment and income data have offset weakness in housing. Monetary policy should remain on hold in the near future given the Federal Open Market Committee's cautious outlook on inflation amidst moderating growth. The Fund continues to maintain an overweight to investment grade and high yield corporate bonds. The Fund is positioned long on duration, which we view as a natural hedge to our relative overweight in the high yield sector. We will maintain this stance unless more evidence arises that either inflation is out of hand or that leading indicators of growth point to a recession. If either of these unlikely scenarios becomes more apparent, we would be quick to protect the portfolio's performance by migrating toward safer bonds such as U.S. Government Treasuries and Agencies. In the interim, given the amount of excess liquidity driven by foreign demand for U.S. assets, we remain optimistic on the prospects for credit to perform.

THE HARTFORD INCOME SHARES FUND, INC.
Schedule of Investments
January 31, 2007 (Unaudited)
(000's Omitted)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.3%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value (W)
---------                                                                  ---------
            FINANCE - 1.4%
 $8,761     Bayview Commercial Asset Trust, 7.18%, 01/25/2037 (P)(L)....   $    933
  4,864     CBA Commercial Small Balance Commercial Mortgage, 9.75%,
            01/25/2039 (I)(P)(L)........................................        501
                                                                           --------
                                                                              1,434
                                                                           --------
            TRANSPORTATION - 4.9%
  1,114     Continental Airlines, Inc., 6.80%, 08/02/2018...............      1,114
  1,491     Continental Airlines, Inc., 7.71%, 04/02/2021...............      1,629
  2,182     Continental Airlines, Inc., 8.05%, 11/01/2020...............      2,435
                                                                           --------
                                                                              5,178
                                                                           --------
            TOTAL ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES (COST
            $6,227).....................................................   $  6,612
                                                                           ========

CORPORATE BONDS: INVESTMENT GRADE - 64.5%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value (W)
---------                                                                  ---------
            BASIC MATERIALS - 4.9%
 $  500     Newmont Mining Corp., 8.63%, 05/15/2011.....................   $    557
    234     Olin Corp., 6.75%, 06/15/2016 (I)...........................        233
     66     Olin Corp., 9.13%, 12/15/2011...............................         74
    685     Phelps Dodge Corp., 8.75%, 06/01/2011.......................        764
    250     Phelps Dodge Corp., 9.50%, 06/01/2031.......................        314
  2,000     Union Carbide Corp., 7.75%, 10/01/2096......................      2,046
  1,000     Westvaco Corp., 8.20%, 01/15/2030...........................      1,136
                                                                           --------
                                                                              5,124
                                                                           --------
            CAPITAL GOODS - 2.8%
    170     Briggs & Stratton Corp., 8.88%, 03/15/2011..................        183
  1,000     Northrop Grumman Space & Mission Systems Corp., 7.75%,
            06/01/2029..................................................      1,213
  1,250     Tyco International Group S.A., 7.00%, 06/15/2028............      1,470
     93     Xerox Corp., 6.75%, 02/01/2017..............................         95
                                                                           --------
                                                                              2,961
                                                                           --------
            CONSUMER CYCLICAL - 1.0%
  1,000     Federated Department Stores, Inc., 8.50%, 06/01/2010........      1,087
                                                                           --------
            ENERGY - 4.2%
    235     Anadarko Petroleum Corp., 6.45%, 09/15/2036.................        233
    850     Burlington Resources, Inc., 9.13%, 10/01/2021...............      1,115
  1,000     ConocoPhillips Holding Co., 6.95%, 04/15/2029...............      1,125
    750     Halliburton Co., 5.63%, 12/01/2008..........................        750
  1,000     Valero Energy Corp., 8.75%, 06/15/2030......................      1,254
                                                                           --------
                                                                              4,477
                                                                           --------
            FINANCE - 18.4%
    735     American Express Credit Corp., 6.80%, 09/01/2066............        784
    885     Ameriprise Financial, Inc., 7.52%, 06/01/2066...............        966
    494     Capital One Capital IV, 6.75%, 02/17/2037...................        497
  1,049     CIT Group, Inc., 6.10%, 03/15/2067 (L)......................      1,046
  1,000     CNA Financial Corp., 7.25%, 11/15/2023......................      1,073
  1,000     EOP Operating L.P., 7.50%, 04/19/2029.......................      1,228
  1,000     ERAC USA Finance Co., 8.00%, 01/15/2011 (I).................      1,084
  3,000     Farmers Exchange Capital, 7.20%, 07/15/2048 (I).............      3,068
    333     Financial Security Assurance Holdings, 6.40%, 12/15/2066
            (I)(L)......................................................        334
    500     HSBC Finance Corp., 7.00%, 05/15/2012.......................        536
    250     Liberty Mutual Group, Inc., 7.00%, 03/15/2034 (I)...........        256
    490     Lincoln National Corp., 7.00%, 05/17/2066 (L)...............        518
  1,405     Metlife Inc., 6.40%, 12/15/2036.............................      1,408
  1,000     MONY Group, Inc., 8.35%, 03/15/2010.........................      1,077
  1,000     Spieker Properties, Inc., 7.50%, 10/01/2027.................      1,261
    433     Suntrust Capital VIII, 6.10%, 12/01/2066....................        421
  1,000     Travelers Property Casualty Corp., 7.75%, 04/15/2026........      1,182
    400     US Bank Realty Corp., 6.09%, 12/22/2049 (I)(L)..............        401
  2,000     Washington Mutual Preferred Funding, 6.53%, 12/29/2049
            (I).........................................................      1,967
    206     Wells Fargo Capital X, 5.95%, 12/15/2036....................        202
    115     Western Financial Bank, 9.63%, 05/15/2012...................        125
                                                                           --------
                                                                             19,434
                                                                           --------
            SERVICES - 13.9%
  1,500     Belo Corp., 7.25%, 09/15/2027...............................      1,456
    750     Clear Channel Communication, Inc., 7.65%, 09/15/2010........        793
  1,500     Cox Communications, Inc., 6.80%, 08/01/2028.................      1,546
  1,000     Cox Enterprises, Inc., 8.00%, 02/15/2007 (I)................      1,001
    750     Electronic Data Systems Corp., 7.45%, 10/15/2029............        808
  1,000     FedEx Corp., 7.84%, 01/30/2018..............................      1,127
  1,000     Hearst-Argyle Television, Inc., 7.00%, 01/15/2018...........      1,033
  1,500     News America Holdings, Inc., 8.88%, 04/26/2023..............      1,833

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Schedule of Investments
January 31, 2007 (Unaudited)
(000's Omitted)

CORPORATE BONDS: INVESTMENT GRADE - CONTINUED
--------------------------------------------------------------------------------


Principal                                                                   Market
 Amount                                                                    Value (W)
---------                                                                  ---------
 $  750     Starwood Hotels & Resorts Worldwide, Inc., 7.38%,
            05/01/2007..................................................   $    753
  2,550     Time Warner Entertainment Co. L.P., 8.38%, 07/15/2033.......      3,103
    700     Time Warner, Inc., 6.63%, 05/15/2029........................        708
    500     Waste Management, Inc., 7.13%, 12/15/2017...................        545
                                                                           --------
                                                                             14,706
                                                                           --------
            TECHNOLOGY - 12.1%
  1,750     AT&T Corp., 8.00%, 11/15/2031...............................      2,171
  1,500     Cingular Wireless Services, Inc., 8.75%, 03/01/2031.........      1,940
  1,000     Comcast Cable Communications, Inc., 8.50%, 05/01/2027.......      1,230
  2,000     Embarq Corp., 8.00%, 06/01/2036.............................      2,079
  1,000     Raytheon Co., 7.20%, 08/15/2027.............................      1,157
    480     Siemens Finance, 6.13%, 08/17/2026 (I)......................        488
  1,500     Sprint Capital Corp., 6.88%, 11/15/2028.....................      1,493
  1,500     Tele-Communications, Inc., 9.80%, 02/01/2012................      1,764
    400     TELUS Corp., 8.00%, 06/01/2011..............................        435
                                                                           --------
                                                                             12,757
                                                                           --------
            TRANSPORTATION - 4.9%
  2,500     American Airlines, Inc., 7.86%, 10/01/2011..................      2,719
  1,000     Continental Airlines, Inc., 7.92%, 05/01/2010...............      1,060
  1,000     Norfolk Southern Corp., 8.63%, 05/15/2010...................      1,094
    250     Royal Caribbean Cruises Ltd., 7.00%, 06/15/2013.............        257
                                                                           --------
                                                                              5,130
                                                                           --------
            UTILITIES - 2.3%
  1,000     CMS Panhandle Holding Co., 7.00%, 07/15/2029................      1,008
    750     FirstEnergy Corp., 6.45%, 11/15/2011........................        781
    140     Kinder Morgan Energy Partners L.P., 6.50%, 02/01/2037.......        140
    500     Kinder Morgan, Inc., 7.25%, 03/01/2028......................        496
                                                                           --------
                                                                              2,425
                                                                           --------
            TOTAL CORPORATE BONDS: INVESTMENT GRADE (COST $59,363)......   $ 68,101
                                                                           ========

CORPORATE BONDS: NON-INVESTMENT GRADE - 24.3%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value (W)
---------                                                                  ---------
            BASIC MATERIALS - 1.5%
 $  750     Equistar Chemicals L.P., 10.13%, 09/01/2008.................   $    795
    500     Hercules, Inc., 11.13%, 11/15/2007..........................        523
    250     Smurfit-Stone Container Enterprises, Inc., 9.75%,
            02/01/2011..................................................        258
                                                                           --------
                                                                              1,576
                                                                           --------
            CONSUMER CYCLICAL - 2.7%
    500     Delhaize America, Inc., 9.00%, 04/15/2031...................        595
    120     Dillard's, Inc., 6.63%, 01/15/2018..........................        117
     85     Dillard's, Inc., 7.13%, 08/01/2018..........................         84
  2,000     Ford Capital B.V., 9.50%, 06/01/2010........................      2,030
                                                                           --------
                                                                              2,826
                                                                           --------
            FINANCE - 5.7%
  1,000     Ford Motor Credit Co., 9.75%, 09/15/2010 (I)................      1,067
    150     Ford Motor Credit Co., 9.81%, 04/15/2012 (L)................        163
  3,650     General Motors Acceptance Corp., 8.00%, 11/01/2031..........      4,108
    750     Qwest Capital Funding, Inc., 6.50%, 11/15/2018..............        705
                                                                           --------
                                                                              6,043
                                                                           --------
            SERVICES - 3.7%
    750     Hilton Hotels Corp., 8.25%, 02/15/2011......................        797
  1,000     Liberty Media Corp., 8.50%, 07/15/2029......................      1,012
    250     Mandalay Resort Group, 7.63%, 07/15/2013....................        248
  1,000     MGM Mirage, Inc., 8.50%, 09/15/2010.........................      1,073
    750     Service Corp. International, 6.50%, 03/15/2008..............        752
                                                                           --------
                                                                              3,882
                                                                           --------

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Schedule of Investments
January 31, 2007 (Unaudited)
(000's Omitted)

CORPORATE BONDS: NON-INVESTMENT GRADE - CONTINUED
--------------------------------------------------------------------------------


Principal                                                                   Market
 Amount                                                                    Value (W)
---------                                                                  ---------
            TECHNOLOGY - 7.8%
 $2,500     Charter Communications Holdings LLC, 9.92%, 04/01/2011......   $  2,375
    500     Citizens Communications Co., 9.00%, 08/15/2031..............        539
  1,000     Intelsat Bermuda Ltd., 11.25%, 06/15/2016 (I)...............      1,130
    250     Level 3 Communications, Inc., 11.00%, 03/15/2008............        258
    595     Level 3 Communications, Inc., 11.25%, 03/15/2010............        608
  1,500     Lucent Technologies, Inc., 6.45%, 03/15/2029................      1,365
    650     Nortel Networks Corp., 6.88%, 09/01/2023....................        572
    100     PanAmSat Corp., 6.88%, 01/15/2028...........................         92
    100     Qwest Corp., 6.88%, 09/15/2033..............................         95
  1,000     Rogers Wireless, Inc., 9.75%, 06/01/2016....................      1,240
                                                                           --------
                                                                              8,274
                                                                           --------
            TRANSPORTATION - 0.9%
    850     Delta Air Lines, Inc., 10.50%, 04/30/2016 (H)(F)............        888
     10     NWA Trust, 13.88%, 06/21/2008 (H)(F)........................         10
                                                                           --------
                                                                                898
                                                                           --------
            UTILITIES - 2.0%
  1,000     El Paso Corp., 8.05%, 10/15/2030............................      1,100
  1,000     TECO Energy, Inc., 7.20%, 05/01/2011........................      1,050
                                                                           --------
                                                                              2,150
                                                                           --------
            TOTAL CORPORATE BONDS: NON-INVESTMENT GRADE (COST
            $21,961)....................................................   $ 25,649
                                                                           --------

U.S. GOVERNMENT AGENCIES - 0.6%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value (W)
---------                                                                  ---------
            FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.1%
 $   11     9.00% 2022..................................................   $     12
     27     10.50% 2017.................................................         31
      6     11.25% 2010.................................................          7
      9     11.50% 2015.................................................          9
     22     11.75% 2010.................................................         23
                                                                           --------
                                                                                 82
                                                                           --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.2%
     72     8.00% 2024-2025.............................................         76
     23     10.50% 2017-2020............................................         26
     47     11.00% 2011-2018............................................         51
     13     12.00% 2014.................................................         14
     16     12.50% 2015.................................................         17
                                                                           --------
                                                                                184
                                                                           --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.1%
     78     9.00% 2021..................................................         84
     71     9.50% 2020..................................................         78
                                                                           --------
                                                                                162
                                                                           --------
            SMALL BUSINESS ADMINISTRATION PARTICIPATION
            CERTIFICATES - 0.2%
    229     5.54% 2026..................................................        230
                                                                           --------
            TOTAL U.S. GOVERNMENT AGENCIES (COST $635)..................   $    658
                                                                           --------

COMMON STOCK - 0.0%
--------------------------------------------------------------------------------

                                                                            Market
 Shares                                                                    Value (W)
---------                                                                  ---------
            CONSUMER CYCLICAL - 0.0%
      1     Hosiery Corp. of America, Inc. Class A (A)(D)(H)............   $     --
                                                                           --------
            TECHNOLOGY - 0.0%
      2     Global Crossing Ltd.(D).....................................         39
     --     XO Holdings, Inc.(D)(H).....................................         --
                                                                           --------
                                                                                 39
                                                                           --------
            TOTAL COMMON STOCK (COST $60)...............................   $     39
                                                                           --------

WARRANTS - 0.0%
--------------------------------------------------------------------------------

                                                                            Market
 Shares                                                                    Value (W)
---------                                                                  ---------
            TECHNOLOGY - 0.0%
     --     XO Holdings, Inc............................................   $     --
                                                                           --------
            TOTAL WARRANTS (COST $-)....................................   $     --
                                                                           --------

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Schedule of Investments
January 31, 2007 (Unaudited)
(000's Omitted)

SHORT - TERM INVESTMENTS - 2.5%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value (W)
---------                                                                  ---------
            FINANCE - 2.5%
 $2,646     Rabobank USA Finance Corp., 5.26%, 02/01/2007...............   $  2,646
                                                                           --------
            TOTAL SHORT - TERM INVESTMENTS (COST $2,646)................   $  2,646
                                                                           --------
            TOTAL INVESTMENTS IN SECURITIES (COST $90,892) (C)..........   $103,705
                                                                           ========

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

      Market value of investments in foreign securities represents 6.15% of total net assets at January 31, 2007.

(A)  The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of
     Directors at January 31, 2007, rounds to zero.
(C)  At January 31, 2007, the cost of securities for federal income tax purposes was $90,951 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation............................................................................................  $12,860
   Unrealized depreciation............................................................................................     (106)
                                                                                                                        -------
   Net unrealized appreciation........................................................................................  $12,754
                                                                                                                        -------

(D)  Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(F)  The company is in bankruptcy. The bank loan or bond held by the fund is not in default and interest payments are expected in the future.
(H)  The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, which are not registered under the Securities Act of 1933 and may have contractual restrictions on resale.
     A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

PERIOD ACQUIRED   SHARES/PAR   SECURITY                                                       COST BASIS
---------------   ----------   --------                                                       ----------
    10/1996            850     Delta Airlines, Inc. due 2016...............................      $947
     6/1994              1     Hoisery Corp. of America, Inc. Class A -- 144A..............         8
     3/1995             10     NWA Trust due 2008..........................................        10
     5/2006             --     XO Holdings, Inc. ..........................................        --

     The aggregate value of these securities at December 31, 2006 was $898, which represents 0.85% of total net assets.
(I)  Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the
     Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at
     January 31, 2007, was $11,530, which represents 10.93% of total net assets.
(L)  Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2007.
(P)  The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at January 31, 2007.
(W)  See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.
--   Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

DISTRIBUTION BY CREDIT QUALITY
AS OF JANUARY 31, 2007

RATING                            PERCENTAGE OF LONG-TERM HOLDINGS*
-------------------------------------------------------------------
AAA                                               2.1%
AA                                                1.3
A                                                16.1
BBB                                              52.4
BB                                               15.4
B                                                 6.6
CCC                                               5.2
NR                                                0.9
-------------------------------------------------------------------
Total                                           100.0%
===================================================================

   * Per the prospectus, split rated bonds are categorized using the highest rating.

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Statement of Assets and Liabilities
January 31, 2007
(000's Omitted)
(Unaudited)

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, as detailed in the accompanying
    schedule, at market (cost $90,892) (Note 2(b))..........   $103,705
  Cash on deposit with custodian............................        234
  Receivables:
    Investment securities sold..............................      1,316
    Interest and dividends..................................      1,907
    Other receivables.......................................          4
                                                               --------
TOTAL ASSETS................................................    107,166
                                                               --------

LIABILITIES
  Dividend payable ($0.046 per share).......................        599
  Payable for investment securities purchased...............        977
  Payable for investment advisory and management fees (Note
    3)......................................................         11
  Accounts Payable and accrued expenses.....................         61
                                                               --------
TOTAL LIABILITIES...........................................      1,648
                                                               --------
NET ASSETS..................................................   $105,518
                                                               ========
COMPOSITION OF NET ASSETS
  Net proceeds of capital stock, par value $.001 per
    share-authorized 1,000,000 shares; 13,021 shares
    outstanding.............................................   $117,999
  Unrealized appreciation of investments....................     12,813
  Accumulated undistributed net investment income...........         89
  Accumulated net realized loss from sale of investments....    (25,383)
                                                               --------
TOTAL NET ASSETS............................................   $105,518
                                                               ========
NET ASSET VALUE PER SHARE...................................   $   8.10
                                                               ========

THE HARTFORD INCOME SHARES FUND, INC.
Statement of Operations
For the Six-Month Period Ended January 31, 2007
(000's Omitted)
(Unaudited)

--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
  Interest income...........................................  $ 4,007
                                                              -------
EXPENSES:
  Investment advisory and management fees (Note 3)..........      315
  Legal and auditing fees...................................       41
  Custodian fees............................................        4
  Shareholders' notices and reports.........................       26
  Directors' fees and expenses..............................        1
  Exchange listing fees.....................................       13
  Other.....................................................        4
                                                              -------
  Total expenses............................................      404
                                                              -------
  Fees paid indirectly (Note 3).............................       (4)
                                                              -------
  Total net expenses........................................      400
                                                              -------
NET INVESTMENT INCOME.......................................    3,607
                                                              -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments..........................      975
  Net change in unrealized appreciation (depreciation) of
    investments.............................................    4,227
                                                              -------
NET GAIN ON INVESTMENTS.....................................    5,202
                                                              -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 8,809
                                                              =======

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Statements of Changes in Net Assets
(000's Omitted)
(Unaudited)

--------------------------------------------------------------------------------

                                                              For the Six-Month
                                                                Period Ended      For the Year Ended
                                                              January 31, 2007      July 31, 2006
                                                              -----------------   ------------------
OPERATIONS:
  Net investment income.....................................      $  3,607             $  7,256
  Net realized gain (loss) on investments...................           975               (1,045)
  Net change in unrealized appreciation (depreciation) of
    investments.............................................         4,227               (5,038)
                                                                  --------             --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........         8,809                1,173
                                                                  --------             --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................        (3,592)              (7,162)
                                                                  --------             --------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from 7 and 25 shares issued as a result of
     reinvested dividends, respectively.....................            60                  196
                                                                  --------             --------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................         5,277               (5,793)
NET ASSETS:
  Beginning of period.......................................       100,241              106,034
                                                                  --------             --------
  End of period.............................................      $105,518             $100,241
                                                                  ========             ========
Accumulated undistributed net investment income.............      $     89             $     74
                                                                  ========             ========

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Notes to Financial Statements
January 31, 2007
($000's Omitted)
(Unaudited)

--------------------------------------------------------------------------------

1. ORGANIZATION: The Fund is a closed-end diversified management investment company. The primary investment objective of the Fund is to seek a high level of current income through investment in a diversified portfolio of debt securities, some of which may be privately placed and some of which may have equity features. Capital appreciation is a secondary objective.

  INDEMNIFICATIONS: Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

  In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies of the Fund, which are in accordance with U. S. generally accepted accounting principles:

  (A) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on trade date. Interest income, including level-yield amortization of premium and discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Realized security gains and losses are determined on the basis of identified cost. For the period ended January 31, 2007, the cost of purchases and proceeds from sales of securities (including maturities but excluding short-term securities) were as follows:

   Cost of purchases excluding U.S. Government
     obligations:                                   $16,862
   Sales proceeds excluding U.S. Government
     obligations:                                   $17,226
   Cost of purchases for U.S. Government
     obligations:                                   $   229
   Sales proceeds for U.S. Government obligations:  $     -

  (B) SECURITY VALUATION -- The Fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is primarily traded but before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time, referred to as the "Valuation Time") that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the Fund, uses a fair value pricing service approved by the Fund's Board of Directors which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of the Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the net asset value of the respective shares to differ significantly from the net asset value that would have been calculated using prevailing market prices at the close of the exchange on which a portfolio is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

  Debt securities (other than short-term investments), held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors. Generally, the Fund may use fair valuation in regards to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.

  Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the "Primary Market") at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System ("Nasdaq") or another over-the-counter ("OTC") market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last

THE HARTFORD INCOME SHARES FUND, INC.
Notes to Financial Statements
January 31, 2007
($000's Omitted)
(Unaudited)

--------------------------------------------------------------------------------

  reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be the most recent bid quotation on such exchange or market at the Valuation Time.

  (C) REPURCHASE AGREEMENTS -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable. As of January 31, 2007, there were no outstanding repurchase agreements.

  (D) FEDERAL INCOME TAXES -- For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains in the next fiscal year. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. On a calendar year basis, the Fund is subject to a 4% federal excise tax to the extent it does not distribute substantially all of its net investment income and realized gains, if any. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

  Net investment income and net realized gains differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may therefore differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  The tax character of distributions paid for the fiscal years ended July 31, 2006 and 2005, were ordinary income in the amounts of $7,160 and $7,178, respectively.

  As of July 31, 2006, the components of distributable earnings on a tax basis were as follows:

   Undistributed ordinary income................   $    673
   Accumulated gain (loss)......................    (26,300)
   Unrealized appreciation (depreciation).......      8,527
                                                   --------
   Total accumulated earnings...................   $(17,100)
                                                   --------

  The difference between book-basis and tax-basis unrealized appreciation is attributable to tax deferral of wash sales.

  For federal income tax purposes, the Fund had capital loss carryovers of $25,208 at July 31, 2006, which, if not offset by subsequent capital gains, will expire in 2007 through 2014 as follows:

   Carryover                                                      Year Expires
   ---------                                                      ------------
          $  993         .......................................      2007
           5,416         .......................................      2008
           5,061         .......................................      2009
           4,710         .......................................      2010
           1,710         .......................................      2011
           5,026         .......................................      2012
           1,768         .......................................      2013
             524         .......................................      2014

  For federal income tax purposes, the Fund elected to defer $1,092 of net realized capital losses for the period from November 1, 2005 through July 31, 2006 in accordance with Federal income tax regulations. These losses will be recognized on the first day of the next fiscal year.

  (E) DIVIDEND REINVESTMENT PLAN -- The Fund intends to distribute income dividends on a monthly basis and capital gains on an annual basis, if any. Such distributions to shareholders are recorded on the ex-dividend date. A shareholder may choose to have his or her dividends and capital gains distributions reinvested in additional whole or fractional shares of the Fund. Although reinvested, this distribution will still be taxable. Under this plan, when the market price is greater than the net asset value, the reinvestment price will be the greater of 95 percent of the month-end market price (plus brokerage commissions) or the month-end net asset value. When the market price is less than the net asset value, the reinvestment price will be the market price (plus brokerage commissions) to the extent that shares can be purchased in the open market.

  Shareholders will automatically receive their dividends and capital gains distributions in cash, unless they inform the Fund in writing that they desire to have their distributions reinvested in additional shares. This may be done by contacting Hartford Administrative Services Company ("HASCO") (See page
  15). Notice to initiate or to terminate this plan must be received by HASCO 15 days prior to the dividend date for which it is to become effective.

  (F) ILLIQUID AND RESTRICTED SECURITIES -- The Fund is permitted to invest up to 15% of its net assets in illiquid securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the

THE HARTFORD INCOME SHARES FUND, INC.
Notes to Financial Statements
January 31, 2007
($000's Omitted)
(Unaudited)

--------------------------------------------------------------------------------

  securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by that Fund's Board of Directors.

  (G) SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY
  BASIS -- Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of January 31, 2007, the Fund had no outstanding when-issued or forward commitments.

  (H) CREDIT RISK -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

  (I) PREPAYMENT RISKS -- Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. Debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid debt security.

  (J) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the year. Operating results in the future could vary from the amounts derived from management's estimates.

  (K) FINANCIAL ACCOUNTING STANDARDS BOARD INTERPRETATION NO. 48 -- On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as the effective date. At this time, management is evaluating the implication of FIN 48 and its impact on the Fund's financial statements has not yet been determined.

  (L) FINANCIAL ACCOUNTING STANDARDS BOARD FINANCIAL ACCOUNTING STANDARDS NO. 157 -- In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Fund's financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of January 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period.

3. EXPENSES:

  (A) PAYMENTS TO RELATED PARTIES -- Hartford Investment Financial Services, LLC ("HIFSCO") is the investment adviser for the Fund. Investment advisory and management fees are computed at the annual rate of 0.45% for the first $100 million of average monthly net assets and at the annual rate of 0.40% of average monthly net assets over $100 million, plus 2% of investment income.

  As adviser for the Fund, HIFSCO has retained Hartford Investment Management Company ("Hartford Investment") to provide investment advice and, in general, to conduct the investment management program of the Fund, subject to the general control of HIFSCO and the Fund's Board of Directors. Pursuant to the sub-advisory agreement, Hartford Investment will regularly provide the Fund with investment research, advice and supervision and furnish an investment program consistent

THE HARTFORD INCOME SHARES FUND, INC.
Notes to Financial Statements
January 31, 2007
($000's Omitted)
(Unaudited)

--------------------------------------------------------------------------------

  with the Fund's investment objectives and policies, including the purchase, retention and disposition of securities.

  The Hartford Financial Services Group, Inc. ("The Hartford") and its subsidiaries provide facilities and office equipment and perform certain services for the Fund, including Fund accounting and financial reporting. Certain officers of the Fund are directors and/or officers of HIFSCO, Hartford Investment and/or The Hartford or its subsidiaries. No officer of the Fund receives any compensation directly from the Fund. HASCO, a wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Transfer agent fees are paid by HIFSCO.

  (B) EXPENSE OFFSET -- The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended January 31, 2007, the custodian fee offset arrangement reduced expenses by $4. The total expense reduction represents an effective annual rate of 0.01% of the Fund's average daily net assets. This amount is included on the fees paid indirectly line of the Statement of Operations.

THE HARTFORD INCOME SHARES FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------

                                                                                           YEAR ENDED JULY 31,
                                                              (Unaudited)   --------------------------------------------------
                                                                2007**        2006       2005       2004      2003      2002
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................   $   7.70     $   8.16   $   7.93   $   7.63   $  6.66   $  7.95
Operations:
  Investment income -- net..................................        .28          .56        .56        .56       .58       .64
  Net realized and unrealized gain (loss) on investments....        .40         (.47)       .22        .29       .99     (1.29)
                                                               --------     --------   --------   --------   -------   -------
Total from operations.......................................        .68          .09        .78        .85      1.57      (.65)
                                                               --------     --------   --------   --------   -------   -------
Distributions to shareholders:
  From investment income -- net.............................       (.28)        (.55)      (.55)      (.55)     (.60)     (.64)
                                                               --------     --------   --------   --------   -------   -------
Net asset value, end of period..............................   $   8.10     $   7.70   $   8.16   $   7.93   $  7.63   $  6.66
                                                               --------     --------   --------   --------   -------   -------
Per-share market value, end of period.......................   $   8.12     $   7.23   $   7.88   $   7.33   $  6.99   $  6.80
Total investment return, market value @.....................      16.44%       (1.40%)    15.42%     12.75%    11.63%    (6.72%)
Total investment return, net asset value @@.................       8.87%        1.36%     10.46%     11.69%    24.36%    (8.75%)
Net assets end of year (000s omitted).......................   $105,518     $100,241   $106,034   $102,993   $99,045   $85,772
Ratio of gross expenses to average monthly net assets.......        .78%*        .78%       .76%       .82%      .86%      .80%
Ratio of net expenses (includes fees paid indirectly) to
  average monthly net assets................................        .77%*        .77%       .75%       .82%      .86%      .80%
Ratio of net investment income to average monthly net
  assets....................................................       6.89%*       7.12%      6.89%      7.05%     7.93%     8.45%
Portfolio turnover rate.....................................         17%          20%        17%        13%       34%       23%

*    Annualized.

**  For the six-month period ended January 31, 2007.

@ Total investment return market value, is based on the change in market price of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

@@ Total investment return, net asset value, is based on the change in net asset value of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

DIRECTORS AND OFFICERS (UNAUDITED)

The Board of Directors elects officers who are responsible for the day-to-day operations of the Fund. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered "interested" persons of the fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the fund's directors, as noted in the chart below, are "interested" persons of the fund. Each director serves as a director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 87 funds. Correspondence may be sent to directors and officers c/o The Hartford Income Shares Fund, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the fund and date first elected or appointed, principal occupation, and, for directors, other directorships held.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 1986, Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community. Prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2002, Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities from 1995 to 2003.

WILLIAM P. JOHNSTON (age 62) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 62) Director since 2000, Chairman of the Audit
Committee
     Mr. Peterson is a mutual fund industry consultant. Mr. Peterson joined William Blair Funds in February 2007 as a member of their board of directors. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds. Mr. Peterson was a partner of KPMG LLP (an accounting firm) until July 1999.

LEMMA W. SENBET (age 60) Director since 2005
     Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, Dr. Senbet was director of the Fortis Funds from March 2000 until July 2002. Professor Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 48) Director since 2002
     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001 and Chief Operating Officer in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also Chief Executive Officer, Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

LOWNDES A. SMITH (age 67) Director since 2002, Co-Chairman of the Investment Committee
     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 46) Director since 2007(1), President since 2001, Chief Executive Officer since 2005
     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment") and Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member of HL and Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

ROBERT M. ARENA, JR. (age 38) Vice President since 2006
     Mr. Arena serves as Senior Vice President of Hartford Life and heads its Retail Product Management Group in the U.S. Wealth Management Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996. Previously, he was with Paul Revere Insurance Group in its group insurance division.

TAMARA L. FAGELY (age 48) Vice President since 1996, Controller since 2001 and Treasurer since 1993
     Ms. Fagely has been a Vice President of Hartford Administrative Services Company (HASCO) since 1998 and Chief Financial Officer since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, she is Controller of HIFSCO.

SUSAN FLEEGE (age 47) AML Compliance Officer since 2005
     Ms. Fleege has served as Chief Compliance Officer for Hartford Administrative Services Company since 2005 and Hartford Investor Company, LLC since 2006. Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Ameriprise Financial Corporation from 2000 to 2005.

THOMAS D. JONES III (age 41) Vice President and Chief Compliance Officer since 2006
     Mr. Jones joined The Hartford as Vice President and Director of Securities Compliance in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

EDWARD P. MACDONALD (age 39) Vice President, Secretary and Chief Legal Officer since 2005
     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

VERNON J. MEYER (age 42) Vice President since 2006
     Mr. Meyer serves as Vice President of Hartford Life and Director of its Investment Advisory Group in the U.S. Wealth Management Division. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

DENISE A. SETTIMI (age 46) Vice President since 2005
     Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 45) Vice President since 2001
     Mr. Walters serves as Executive Vice President and Director of Hartford Life and President of the U.S. Wealth Management Division. He is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

(1) Elected by shareholders on January 9, 2007

INVESTMENT MANAGER                             Hartford Investment Financial Services, LLC
                                               P.O. Box 1744, Hartford, CT 06144-1744

DIVIDEND DISBURSING AGENT                      Hartford Administrative Services Company
                                               P.O. Box 64387, St. Paul, MN 55164

REGISTRAR                                      Wells Fargo Bank, N.A.
                                               Minneapolis, Minnesota

CUSTODIAN                                      State Street Bank and Trust Company
                                               Boston, Massachusetts

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  Ernst & Young LLP
                                               Minneapolis, Minnesota

MARKET PRICE    The Hartford Income Shares Fund, Inc. is listed on
                the New York Stock Exchange with the Ticker symbol
                "HSF". The market price is carried daily in the financial pages of most newspapers and carried on Monday in the "Closed-End Funds" table which sets forth on a per share basis the previous week's net asset value, market price and the percentage difference between net asset value and market price for the fund under the name "HrtfrdIncoFd".
SHAREHOLDER MEETING RESULTS (UNAUDITED)

The following proposals were addressed and approved at the Annual Meeting of the Shareholders of the Hartford Income Shares Fund Inc. (the "Company") held on January 9, 2007.

1. Proposal to elect a Board of Directors consisting of the following ten nominees: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson, Lemma W. Senbet, Thomas M. Marra, Lowndes A. Smith and David M. Znamierowski.

                                                               Affirmative      Withheld
                                                              --------------   -----------
L. S. Birdsong..............................................  10,675,133.808   196,767.974
R. M. Gavin ................................................  10,658,179.968   213,721.814
D. E. Hill..................................................  10,648,382.724   223,519.058
S. S. Jaffee................................................  10,530,872.329   341,029.453
W. P. Johnston..............................................  10,643,644.724   228,257.058
P. O. Peterson..............................................  10,673,165.808   198,735.974
L. W. Senbet................................................  10,644,099.489   227,802.293
T. M. Marra.................................................  10,674,711.490   197,190.292
L. A. Smith.................................................  10,673,866.808   198,034.974
D. M. Znamierowski..........................................  10,683,803.330   188,098.452

2. Proposal to ratify the selection by the Board of Directors of the Company of Ernst and Young LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2007.

                                                                      Affirmative            Against            Abstain
                                                                     --------------         ----------         ----------
Selection of Ernst & Young LLP..............................         10,696,549.984         78,474.981         96,876.817

IMPORTANT TAX INFORMATION (UNAUDITED)

The information needed by shareholders for income tax purposes will be sent in early 2008.

MONTHLY DIVIDENDS PAID

DATE                                                          AMOUNT
----                                                          -------
August 2006.................................................  $0.046  Income
September 2006..............................................   0.046  Income
October 2006................................................   0.046  Income
November 2006...............................................   0.046  Income
December 2006...............................................   0.046  Income
January 2007................................................   0.046  Income
                                                              -------
                                                              $0.276
                                                              =======

INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY:

Pursuant to Internal Revenue Code Section 871(k)(1)(C), the percent of the Fund's ordinary income distributions that are designated as interest-related dividends is 93.5%

APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), annually review and consider the continuation of the mutual fund's investment advisory and sub-advisory agreements, after an initial two year period.

At a meeting held on August 1-2, 2006, the Board of Directors of The Hartford Income Shares Fund, Inc. ("Fund") including each of the Independent Directors, unanimously voted to approve the investment management agreement for the Fund with Hartford Investment Financial Services, LLC ("HIFSCO") and the investment sub-advisory agreement between HIFSCO and Hartford Investment Management Company ("Hartford Investment") ("sub-adviser," and together with HIFSCO, "advisers") (collectively, the "agreements"). In the months preceding this meeting, the Board requested, received, and reviewed written responses from the advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Fund and the related agreements by Fund officers and representatives of HIFSCO at the Board's meetings on June 20-21, 2006 and August 1-2, 2006. In considering the approval of the agreements, the Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Fund by the advisers, and their affiliates.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the agreements with respect to the Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund's management and sub-advisory fees, overall expense ratios, and investment performance compared to those of funds with similar investment objectives in various peer groups ("peer funds"). The Independent Directors also engaged an independent financial services consulting firm ("Consultant") to assist them in evaluating the Fund's management and sub-advisory fees, overall expense ratios and investment performance.

The Board considered the agreements at the June and August meetings. In determining to continue the agreements for the Fund, the Board determined that the proposed management fee structure for the Fund was fair and reasonable and that continuation of the agreements was in the best interests of the Fund and its shareholders. In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the advisers. The Board considered, among other things, the terms of the agreements, the range of services provided, and the advisers' organizational structure, systems and personnel. The Board received information on the experience of senior management and relevant investment and other personnel of the advisers, and the adequacy of the time and attention devoted by them to the Fund. The Board considered each adviser's reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes, including hiring additional personnel, designed to improve services to the Fund, and its investments in infrastructure in light of increased regulatory requirements and other developments. In addition, the Board considered the quality of each adviser's communications with the Board, and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each adviser's regulatory and compliance environment. In this regard, the Board requested and reviewed information on each adviser's compliance policies and procedures, their compliance history, and a report from the Fund's Chief Compliance Officer on each adviser's compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted the advisers' support of the Fund's compliance control structure, particularly the resources devoted by the advisers in support of the Fund's obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HIFSCO, the Board noted that under the agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund, as well as investment advisory services in connection with selecting, monitoring and supervising Hartford Investment. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund's officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Fund and its shareholders by HIFSCO's affiliates.

With respect to the Hartford Investment, who provides day-to-day portfolio management services, the Board considered the quality of Hartford Investment's investment personnel, its ability to attract and retain qualified investment professionals, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and Hartford Investment.

PERFORMANCE OF THE FUND, HIFSCO, AND HARTFORD INVESTMENT

The Board considered the investment performance of the Fund. In this regard, the Board considered information and materials provided to the Board from HIFSCO and Lipper comparing the Fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper, HIFSCO and the Hartford Investment) and discussions with portfolio managers and other representatives of Hartford Investment at board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to the Fund's performance track record.

The Board considered HIFSCO's cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board reviewed the performance of the Fund over the different time periods presented in the materials and evaluated analysis of the Fund's performance for these time periods.

Based on these considerations, the Board concluded that the Fund's performance over time has been satisfactory, and that it had continued confidence in HIFSCO's and Hartford Investment's overall capabilities to manage the Fund.

COSTS OF THE SERVICES AND PROFITABILITY OF HIFSCO AND HARTFORD INVESTMENT

The Board reviewed information regarding HIFSCO's cost to provide investment management and related services to the Fund and HIFSCO's profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. In this regard, the Board noted that HIFSCO had worked with PriceWaterhouseCoopers to refine its methodology for calculating profitability. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. With respect to Hartford Investment, an affiliate of HIFSCO, the Board considered the costs and profitability information for HIFSCO and Hartford Investment in the aggregate.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the advisers and their affiliates from their relationships with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HIFSCO AND HARTFORD INVESTMENT

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to Hartford Investment, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and Hartford Investment relating to the management and sub-advisory fees, and total operating expenses, for the Fund. The Board also reviewed written materials from Lipper providing comparative information about the Fund's management and sub-advisory fees, total expense ratios and the components thereof, relative to those of peer groups. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund's management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund's fees and total operating expenses are within a range that is competitive with fees and total operating expenses charged by peer funds, and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, are reasonable.

ECONOMIES OF SCALE

The Board requested and considered information regarding the advisers' realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of each Fund's investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that the Fund with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that the Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase.

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund's assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered other benefits to the advisers and their affiliates from their relationships with the Fund.

The Board also reviewed the fact that Hartford Administrative Services Company ("HASCO"), the Fund's transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from HIFSCO, and the Board reviewed information on the expected profitability of the Fund's transfer agency function to HASCO. The Board noted, in this regard, that HASCO is a recognized leader in providing high quality services to Fund shareholders. The Board considered information provided by HASCO indicating that the per-account fees charged by HASCO are reasonable and in line with industry standards.

The Board also considered the fact that Hartford Life had agreed, effective January 1, 2007, to no longer charge the Fund for legal services provided to the Fund by personnel of Hartford Life. Based upon expense information for the prior calendar year, this change will result in savings to the Fund of approximately $18,000 per year.

                                     * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

ITEM 2. CODE OF ETHICS.

        Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable to this semi-annual filing.

ITEM 6. SCHEDULE OF INVESTMENTS

        The Schedule of Investments is included as part of this semi-annual report filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable to this semi-annual filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

        Not applicable to this semi-annual filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

INCOME SHARES FUND



                      Total           Average         Shares purchased         Maximum number
     Period           SHARES         Price Paid       as part of public      of shares that may
                    PURCHASED        per share         announced plan         yet be purchased
--------------------------------------------------------------------------------------------------------------------


    8/1/2006          11,820           7.3599                 0                      0


    9/1/2006          11,130           7.8166                 0                      0


    10/2/2006         11,005           7.9049                 0                      0


    11/1/2006         10,760           7.9854                 0                      0


    12/1/2006         10,220           8.1213                 0                      0


    1/2/2007           3,210           8.0500                 0                      0
                    -----------                          ----------               ----------

      Total           58,145                                  0                      0



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There have been no material changes to the procedures of the Nominating Committee policy since registrant's last disclosure in response to this requirement.



ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

     (b) There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

 12(a)(2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

      (b) Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           THE HARTFORD INCOME SHARES FUND, INC.


Date: March 19, 2007                       By: /s/  David M. Znamierowski
                                              ---------------------------
                                              David M. Znamierowski
                                              Its: President



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



Date: March 19, 2007                       By: /s/  David M. Znamierowski
                                              ---------------------------
                                              David M. Znamierowski
                                              Its: President


Date: March 19, 2007                       By: /s/ Tamara L. Fagely
                                              ---------------------------
                                              Tamara L. Fagely
                                              Its: Vice President, Controller
                                                   and Treasurer

                                  EXHIBIT LIST





99.CERT      12(a)(2) Certifications

                      (i) Section 302 certification of principal executive officer

                      (ii) Section 302 certification of principal financial
                           officer

99.906CERT   12(b)         Section 906 certification of principal executive
                           officer and principal financial officer